March 7, 2013
Q4 2012
Exhibit 99.2
Information is as of December 31, 2012 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Supplemental Financial Information Presentation

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
2012 Fourth Quarter Earnings Call
March 7, 2013
Michael A. Commaroto
Chief Executive Officer
Stuart Rothstein
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Teresa Covello
Controller of the Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives, including information about our ability to generate attractive returns while attempting to mitigate risk. When used in this release, the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 and other filings with the Securities and Exchange
Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.
Forward Looking Statements

4 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Discussion Topics 1. AMTG Q4 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Fourth Quarter and Full Year 2012 Highlights
Reported Operating Earnings of $15.7 million, or $0.65 per common share for the fourth quarter of 2012
(1)
Reported book value per common share of $22.49, an increase of 4.8% over book value per common share of $21.46 at September 30, 2012
Declared a $0.70 per common share quarterly dividend and a $0.35 per common share special dividend for stockholders of record as of December 31, 2012
–
12.2% annualized dividend yield based on AMTG’s closing price of $22.91 on March 5, 2013
$4.23 billion residential mortgage backed securities (“RMBS”) portfolio at December 31, 2012 consisted of Agency
RMBS with an estimated fair value of $3.63 billion and non-Agency RMBS with an estimated fair value of
$605.2 million
–
2.7% blended net interest spread and 17.3% levered asset yield at December 31, 2012
(2)
Agency RMBS pass-through securities experienced prepayments at an average one month constant prepayment rate
(“CPR”) of 5.6% over the quarter ended December 31, 2012.  Including Agency Interest-Only Securities (“Agency
IOs”) and Agency Inverse Interest-Only Securities (“Agency IIOs”), the Agency RMBS portfolio experienced prepayments at an average one month CPR of 5.8% over the quarter ended December 31, 2012
Realized net gains of $7.6 million, or $0.31 per common share from the sale of $203.6 million of RMBS
56%
cumulative total return to common shareholders in 2012, comprised of stock price appreciation and dividends of
$3.40 per common share
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income and GAAP net income per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Levered Asset Yield calculated as Net Interest Spread multiplied by the Company’s leverage (debt/equity) multiple, plus the weighted average unlevered yield on RMBS.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
($ amounts in thousands except per share data)
Q4 2012 Q4 2011 FY 2012
Interest Income $33,578 $9,178 $94,369
Interest Expense (6,110) (995) (14,631)
Net Interest Income $27,468 $8,183 $79,738
Operating Earnings
(1)
$15,682 $5,225 $53,358
Weighted Average Fully Diluted Common Shares Outstanding 24,167,506 10,301,250 19,984,233
Operating Earnings per Common Share
(1)
$0.65 $0.51 $2.67
Leverage (Debt / Equity) 5.1x 5.9x
Annualized Return on Average Assets
(2)
1.9% 1.8%
Annualized Return on Average Equity
(2)
10.8% 10.4%
(1)
Operating Earnings and Operating Earnings per share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see slide 18 for a reconciliation of Operating
Earnings and Operating Earnings per share to GAAP net income and GAAP net income per share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
Return on Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the quarter, as a percentage of average assets. Return on Equity is calculated as annualized Operating
Earnings plus preferred dividend requirement for the quarter, as a percentage of average equity

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
(2)
$0.30
$0.75 $0.75
$0.85
$0.70
$0.35
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
$19.92
$19.31
$19.65
$21.46
$22.49
$16.00
$18.00
$20.00
$22.00
$24.00
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012
(3)
$0.51
$0.78
$0.66
$0.67
$0.65
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
Q4 2011 Q1 2012 Q2 2012 Q32012 Q4 2012
Operating Earnings per Common Share
(1)
Dividend per Common Share
Book Value per Common Share
(1)
Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable:
(i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges.
Please see slide 18 for a reconciliation of Operating Earnings and Operating Earnings per common share to GAAP net income and GAAP net income per common share. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2)
The common stock dividend in the fourth quarter of 2012 consisted of a $0.70 per common share quarterly dividend and a $0.35 per common share special dividend.
(3)
Pro-forma book value per common share at March 31, 2012 including the impact of the April 20, 2012 equity offering.  Book value per common share at March 31, 2012 was $21.09.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Portfolio Summary and Net Interest Spread
(1) Percentages reflect amount of equity allocated to Agency and non-Agency RMBS, net of associated assets and liabilities (the fair value on
Swaps are allocated to Agency RMBS). Cash and other net, represents cash and other assets and liabilities not specifically allocable to
Agency or non-Agency RMBS.
Agency RMBS
59%
Non-Agency
RMBS
25%
Cash and
Other, net
16%
(2)  Debt/Equity ratios are adjusted for cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency or non-Agency RMBS.  In prior presentations, cash and certain other assets and liabilities not specifically allocable to Agency or non-Agency RMBS were allocated based on a proportional breakdown of equity allocated to Agency and non-Agency RMBS portfolios. We believe that the new presentation better reflects our leverage by asset class.
(3)  Levered Asset Yield calculated as Net Interest Spread multiplied by the Company’s leverage (debt/equity) multiple, plus the weighted average unlevered yield on RMBS.
Agency
Non-
Agency Blended
Asset Yield 2.7% 7.9% 3.4%
Interest Expense 0.5% 2.1% 0.7%
Net Interest Spread 2.2% 5.8% 2.7%
Debt / Equity
(2)
7.6x 2.4x 5.1x
Levered Asset Yield
(3)
19.6% 21.8% 17.3%
Allocation of Portfolio Equity at 12/31/2012 (1) Net Interest Spread at 12/31/2012

APOLLO

New Production 30 Year Pass-Throughs 5%
Low Credit 30 Year Pass-Throughs 10%
HARP / MHA 20 Year Pass-Throughs 3%
HARP / MHA / High LTV 30 Year Pass-Throughs 17%
Loan Balance 15 Year Pass-Throughs 10%
Other(1) 3%
Loan Balance 30 Year Pass-Throughs 52%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency Portfolio
Agency portfolio continues to focus on securities  with
prepayment mitigation attributes such as lower loan
balance and those that have already accessed the
Home Affordable Refinance Program (“HARP”).
(1) Other includes HARP/MHA 15 Year Pass-Throughs, New Production 20-Year Pass Throughs, Interest Only Securities and Inverse Interest Only Securities.
6.0%
3.7%
5.2%
5.8%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
Q1 2012 Q2 2012 Q3 2012 Q4 2012
Total Agency Portfolio average one month CPR
($ in thousands) Estimated Fair Value Q4 2012 CPR
Agency Fixed Rate 3,572,168 $                  5.6%
Agency IOs and Agency  IIOs 53,926                          20.3
Total 3,626,094 $                5.8%
Q4 2012 Agency Portfolio
Constant Prepayment Rates

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency Securities as of December 31, 2012
(1) Includes unsettled purchases with an aggregate cost of $49,965 and estimated fair value of $50,043 at December 31, 2012.
(2) Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments. The Company recognized other-than-temporary impairments of $5,475 for the twelve months ended December 31, 2012.
(3) Weighted average yield at the date presented incorporates estimates for future prepayment assumptions on all RMBS and loss assumptions on non-Agency RMBS.
(4) Agency IOs and Agency IIOs have no principal balance and bear interest on a notional balance.  The notional balance is used solely to determine interest distributions on interest-only class of securities.
Agency Portfolio Composition Summary
($ in thousands) Principal Balance
Unamortized
Premium
(Discount),
Net Amortized Cost
(1)(2)
Estimated Fair
Value
(1)
Net Weighted
Average
Coupon
Weighted
Average
Yield
(3)
Agency RMBS:
30 Year Mortgages
Coupon Rate
3.5% 1,228,402 $                 78,623 $        1,307,025 $           1,318,375 $     3.5% 2.4%
4.0% 1,406,138 113,864 1,520,002 1,543,258 4.0 2.6
4.5% and 5.0% 271,764 17,016 288,780 302,156 4.5 3.1
Total 30 Year Mortgages 2,906,304 209,503 3,115,807 3,163,789 3.8 2.5
15-20 Year Mortgages
Coupon Rate
159,605 7,181 166,786 169,172 3.0 2.0
3.5% 221,949 12,883 234,832 239,207 3.5 2.3
Total 15-20 Year Mortgages 381,554 20,064 401,618 408,379 3.3 2.2
Agency IOs and IIOs
(4)
- - 53,996 53,926 5.9 13.3
Total Agency RMBS 3,287,858 $               229,567 $   3,571,421 $         3,626,094 $  4.0% 2.7%
3.0%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency portfolio continues to focus on seasoned,
sub-prime assets with significant credit enhancement,
Alt-A and pay-option adjustable rate mortgages.
Non-Agency Portfolio
The vintage of the non-Agency portfolio is evenly
distributed between RMBS originated during 1999
through 2005 and RMBS originated during 2006
through 2007.
Subprime
80%
Pay-option
ARM
8%
Alt-A
12%
1999 -2002
3%
2003
6%
2004
26%
2005
19%
2006
31%
2007
15%
Q4 2012 Non-Agency Portfolio
Q4 2012 Non-Agency Portfolio Vintage

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency Securities as of December 31, 2012
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral.  The Company's RMBS may incur losses if credit enhancement is reduced to zero.
(2)  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended December 31, 2012.
12/31/12
Holdings
Portfolio Characteristics
Estimated Fair Value ($ in thousands) $605,197
Amortized Cost to Par Value 67.2%
Net Weighted Average Coupon 1.2%
Collateral Attributes
Weighted Average Loan Age (months) 91.0
Weighted Average Original Loan-to-Value 82.6%
Weighted Average Original FICO Credit Score 640
Current Performance
60+ Day Delinquencies 35.7%
Average Credit Enhancement
(1)
28.0%
3 Month CPR
(2)
2.7%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Term to Maturity ($ in thousands)
Notional
Amount
Average Fixed
Pay Rate
Average
Maturity
(Years)
Greater than 1 year and less than 3 years
- $
-% -
Greater than 3 years and less than 5 years 1,245,000 1.1 4.4
Greater than 5 years 255,000 1.9 9.6
Total 1,500,000 $     1.2% 5.3
Financing Overview
Agency portfolio financed with repurchase agreement
borrowings employing leverage of approximately 6 to
10 times
Non-Agency portfolio financed with repurchase
agreement borrowings employing leverage of
approximately 1 to 3 times
Interest rate risk associated with Agency RMBS
borrowings mitigated primarily with 5-year interest
rate swaps (“Swaps”)
In the fourth quarter, to further mitigate interest rate
risk, the Company entered into an option to exercise a
Swap at a later date (“Swaption”)
Financing / Hedging Summary
Financing
Interest Rate Swaps
Derivative Instruments
($ in thousands) Notional Amount
Estimated Fair
Value
Swaps, assets - interest rate
derivatives
- $                          - $
Swaption - assets - interest rate
derivatives 75,000                        750
Swaps, liabilities - interest rate
derivatives 1,500,000                   (23,184)
Total derivative instruments 1,575,000 $                (22,434) $
Collateral ($ in thousands)
Repurchase
Agreement
Borrowing
Weighted
Average
Borrowing Rate
Weighted
Average
Remaining
Maturity
(days)
Agency RMBS $3,223,577
0.5% 15
Non-Agency RMBS 430,859
2.1% 58
Total $3,654,436
0.7% 20

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Counterparty Summary
(1) Represents the amount of cash and/or securities pledged as collateral to each counterparty less the aggregate of repurchase agreement borrowings and unrealized loss on Swaps for each counterparty, net of collateral pledged.
(2) Includes foreign based counterparties as well as U.S. domiciled subsidiaries of such counterparties, as such transactions are generally entered into with a U.S. domiciled subsidiary of such counterparties.
($ in thousands)
Number of
Counterparties
Repurchase
Agreement
Borrowings
Swaps and
Swaptions at
Fair Value Exposure
(1)
Exposure as
Percentage of
Total Assets
North America
United States 8 2,004,620 $     (15,025) $        207,406 $        4.6%
Canada
(2)
1 116,381 - 56,025 1.2
Total North America 9 2,121,001 (15,025) 263,431 5.8
Europe
(2)
Germany 1 268,446 $        - $                17,944 $          0.4%
Switzerland 2 284,706 - 26,614 0.6
United Kingdom 2 292,355 (6,716) 22,486 0.5
Netherlands 1 122,334 - 6,881 0.2
Total Europe 6 967,841 (6,716) 73,925 1.7
Asia
(2)
Japan 2 565,594 $        (693) $              32,343 $          0.7%
Total Asia 2 565,594 (693) 32,343 0.7
Total Counterparty Exposure
17 $  $      $     8.2% 3,654,436 (22,434) 369,699

15 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Discussion Topics 1. AMTG Q4 Results 2. Supplemental Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
July 27, 2011
(commencement of
Twelve months ended operations) through
(in thousands—except share and per share data) December 31, September 30,
2012 2011 2012
2011
Net Interest Income:
Interest income 33,578 $              9,178 $               94,369 $                10,733 $
Interest expense (6,110) (995) (14,631) (1,138)
Net Interest Income 27,468 8,183 79,738 9,595
Other Income/(Loss):
Realized gain on sale of RMBS, net 7,573 550 39,817 885 $
Unrealized gain on RMBS, net 24,941 3,765 100,402 2,482
Gain/(loss) on interest rate derivative instruments, net (includes
$4,041, ($3,138), ($20,151) and ($3,246) of unrealized
gains/(losses), respectively) 821 (3,653) (32,665) (3,876)
Interest income on cash balances 23 2 48 2
Other Income/(Loss), net 33,358 664 107,602 (507)
Operating Expenses:
General and administrative (includes $170, $73, $444 and $143 of non-cash stock based compensation, respectively) (2,569) (1,705) (7,780) (3,283)
Management fees - related party (2,418) (784) (6,804) (1,333)
Total Operating Expenses (4,987) (2,489) (14,584) (4,616)
Net Income 55,839 6,358 172,756 4,472
Preferred Stock Dividends Declared (5,022) - (5,022) -
Net Income Available to Common Stock and
Participating Securities 50,817 $           6,358 $             167,734 $           4,472 $
Earnings per Common Share - Basic and Diluted 2.09 $                0.62 $                8.36 $                  0.43 $
Dividend Declared per Share of Common Stock 1.05 $                0.30 $                3.40 $                  0.30 $
Three months ended
December 31,
Income Statement

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands—except share and per share data)
December 31, 2012 December 31, 2011
Assets:
Cash 149,576 $                  44,407 $
Restricted cash 93,641                      10,402
RMBS, at fair value ($3,940,913 and $1,167,487 pledged as collateral, respectively) 4,231,291                  1,240,472
Investment related receivable -                           116,678
Interest receivable 11,341                      3,908
Deferred financing costs, net 346                          455
Interest rate derivative instruments, at fair value 750                          235
Other assets 976                          370
Total Assets 4,487,921 $               1,416,927 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 3,654,436 $               1,079,995 $
Investment related payable 50,032                      121,144
Accrued interest payable 6,774                        1,123
Interest rate derivative instruments, at fair value 23,184                      3,481
Accounts payable and accrued expenses 1,742                        1,534
Payable to related party 4,295                        1,974
Dividends payable 30,675                      3,090
Total Liabilities 3,771,138                  1,212,341
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized and 6,900,000 and 0 shares issued and outstanding,
respectively ($172,500 aggregate liquidation preference at December 31, 2012) 69                            -
Common stock, $0.01 par value, 450,000,000 shares authorized, 24,205,972 and 10,271,562 shares issued and
outstanding respectively 242                          103
Additional paid-in-capital 619,399                    203,101
Retained earnings 97,073                      1,382
Total Stockholders' Equity 716,783                    204,586
Total Liabilities and Stockholders' Equity 4,487,921 $               1,416,927 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Operating Earnings
(1)
Reconciliation
(1) Operating Earnings and Operating Earnings per common share are non-GAAP financial measures.  Operating Earnings and Operating Earnings per common share presented exclude, as applicable: (i) realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock
(2) Reflects basic and diluted earnings per share for each component presented.
Basic and diluted weighted average common shares outstanding
(in thousands—except share and per share data) December 31, 2012
Earnings per
Share
(2)
Operating Earnings:
Net income allocable to common stockholders $167,123 $8.36
Adjustments:
Non-cash stock-based compensation expense 444
0.02
Preferred dividend declared related to future periods 1,150
0.06
Unrealized gain on RMBS, net (100,402)
(5.02)
Unrealized loss on derivatives, net 20,151
1.01
Realized gain on sale of RMBS, net (39,817)
(1.99)
Realized loss on Swap terminations, net 4,709
0.24
Total adjustments to net income: (113,765) (5.69)
Operating Earnings $53,358 $2.67
19,984,233
Twelve Months Ended
10,301,250
(in thousands—except share and per share data) December 31, 2012
Earnings per
Share
(2)
December 31, 2011
Earnings per
Share
(2)
Operating Earnings:
Net income allocable to common stockholders $50,495 $2.09 $6,329 $0.62
Adjustments:
Non-cash stock-based compensation expense 170
0.01
73 0.01
Preferred dividend declared related to other periods 1,572
0.06
- -
Unrealized gain on RMBS, net (24,941)
(1.03)
(3,765) (0.36)
Unrealized (gain)/loss on derivatives, net (4,041)
(0.17)
3,138 0.30
Realized gain on sale of RMBS, net (7,573)
(0.31)
(550) (0.06)
Total adjustments to net income: (34,813) (1.44) (1,104) (0.11)
Operating Earnings $15,682 $0.65 $5,225 $0.51
Basic and diluted weighted average common shares outstanding 24,167,506
Three Months Ended Three Months Ended

19 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767